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                                                               EXHIBIT 10.31

                               AMENDMENT NO. 1
                                     TO
               SECOND AMENDED AND RESTATED SECURITY AGREEMENT


         This Amendment No. 1 to Second Amended and Restated Security Agreement, dated as of December 23, 2005 (this "Amendment"), amends that
                                                 ---------
certain Second Amended and Restated Security Agreement, dated as of March 25, 2004 (the "Security Agreement"), among, on the one hand, Cenveo, Inc.
               ------------------
(f/k/a Mail-Well, Inc.), a Colorado corporation ("Parent" and a
                                                  ------
"Guarantor"), and Cenveo Corporation (f/k/a Mail-Well I Corporation), a
 ---------
Delaware corporation, Discount Labels, Inc., an Indiana corporation, Cenveo West, Inc. (f/k/a Mail-Well West, Inc.), a Delaware corporation, Cenveo Government Printing, Inc. (f/k/a Mail-Well Government Printing, Inc.), a Colorado corporation, and Cenveo Services, LLC (f/k/a Mail-Well Services, Inc.), a Colorado limited liability company (collectively, the "Borrowers"),
                                                                ---------
and Cenveo Texas Finance, L.P. (f/k/a Mail-Well Texas Finance, L.P.), a Texas limited partnership, Cenveo International Holdings, Inc. (f/k/a Mail-Well Mexico Holdings, Inc.), a Colorado corporation, Cenveo Commercial Ohio, LLC, a Colorado limited liability company, Cenveo Resale Ohio, LLC, a Colorado limited liability company, and MMTP Holdings, Inc., a Colorado corporation (collectively, and together with Parent, the "Guarantors")
                                                          ----------
(collectively, Parent, the Borrowers and the Guarantors shall be referred to herein as the "Grantors"), and, on the other hand, Bank of America, N.A., in
               --------
its capacity as administrative agent ("Agent") for certain financial
                                       -----
institutions (the "Lenders").
                   -------

                               R E C I T A L S

         WHEREAS, Grantors and Agent have entered into the Security Agreement whereby the Grantors have granted a continuing Lien on the Collateral to the Agent, for the ratable benefit of the Lenders, to secure all indebtedness, liabilities, and obligations of the Borrowers and the other Grantors outstanding under or otherwise described in that certain Second Amended and Restated Credit Agreement, dated as of March 25, 2004, among Parent, the Borrowers, Agent and the Lenders (as amended, the "Credit
                                                                     ------
Agreement"), the Parent/Subsidiary Guaranty, and the other Loan Documents;
---------

         WHEREAS, Parent, the Borrowers, Agent and the Lenders are concurrently herewith entering into that certain Amendment No. 2 to Second Amended and Restated Credit Agreement, dated of even date herewith ("Credit
                                                                     ------
Agreement Amendment"); and
-------------------

         WHEREAS, in connection with the Credit Agreement Amendment, Grantors and the Agent desire to amend the Security Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:



                                      1

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                              A G R E E M E N T

         Section 1. Definitions. Capitalized terms used herein and not
                    -----------
otherwise defined shall have the respective meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendments to Security Agreement. Grantors and the Agent
                    --------------------------------
agree that the Security Agreement shall be amended as follows:

                  A. A new definition of "Cash Dominion Trigger" and "First
                                          ---------------------       -----
Amendment Date" shall be added to Section 1 of the Security Agreement in the
--------------
appropriate alphabetical order to read as follows:

                  "Cash Dominion Trigger" means the date, if any, upon which
                   ---------------------
         Availability is less than $50,000,000 at any time.

                  "First Amendment Date" means the December 23, 2005.
                   --------------------

                  B. Section 11(a) of the Security Agreement is hereby
                     -------------
amended in its entirety to read as follows:

                  Until the Agent notifies the Grantors to the contrary, each Grantor shall make collection of all of its Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of such Grantor at a Clearing Bank reasonably acceptable to the Agent, subject to a Blocked Account Agreement. On or prior to the date hereof, each Grantor shall establish a lock-box service for collections of Accounts at a Clearing Bank reasonably acceptable to the Agent and subject to a Blocked Account Agreement and other documentation reasonably acceptable to the Agent. Each Grantor shall instruct all of its Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, a Grantor receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any lock-box or Payment Account or directly by a Grantor or the Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Agent's sole control and withdrawals by the Grantors shall not be permitted. Notwithstanding anything to contrary in the foregoing sentence, after the Loans outstanding on the First Amendment Date have been repaid in full, each Grantor shall be entitled to give the Clearing Bank instructions directing dispositions of such funds until Agent gives such Clearing Bank a notice of exclusive control (which Agent shall not do until a Cash Dominion Trigger occurs), in which case, the Agent shall be the only Person entitled to give the Clearing Bank instructions directing dispositions of funds in such Payment Account or other account to which such collections are deposited

                                     2

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         without further consent by such Grantor; provided, that, if a Cash
                                                  --------  ----
         Dominion Trigger occurs and no Event of Default has occurred and is continuing, the Agent shall make available to such Grantor any funds in such Payment Account after application of such funds to the repayment of any outstanding Loans. The Agent or the Agent's designee may, at any time after the occurrence and during the continuance of an Event of Default, notify Account Debtors that the Grantors' Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, each Grantor, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

                  C. Section 11(c) of the Security Agreement is hereby
                     -------------
amended in its entirety to read as follows:

                  (c) All payments including immediately available funds received by the Agent at a bank account designated by it, will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Loan Account (conditional upon final collection) immediately upon receipt.

         Section 3. Conditions. The effectiveness of this Amendment is
                    ----------
subject to the satisfaction of the following conditions precedent:

                  A. Amendment. A fully executed copy of this Amendment
                     ---------
signed by the Grantors shall be delivered to the Agent;

                  B. Other Documents. Grantors shall have executed and
                     ---------------
delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

         Section 4. Miscellaneous.
                    -------------

                  A. Survival of Representations and Warranties. All
                     ------------------------------------------
representations and warranties made in the Security Agreement or any other document or documents relating thereto, shall survive the execution and delivery of this Amendment, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon;

                  B. Reference to Security Agreement. The Security
                     -------------------------------
Agreement, the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Security Agreement as amended hereby, are hereby amended so that any reference therein to the Security Agreement shall mean a reference to the Security Agreement as amended hereby;

                                     3

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                  C. Security Agreement Remains in Effect. The Security
                     ------------------------------------
Agreement as amended hereby, remains in full force and effect and the Grantors ratify and confirm their agreements and covenants contained therein;

                  D. Severability. Any provision of this Amendment held by a
                     ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable;

                  E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                     --------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO THE CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED, THAT THE AGENT AND THE
                                        --------
LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW;

                  F. Successors and Assigns. This Amendment is binding upon
                     ----------------------
and shall inure to the benefit of Agent and the Grantors and their respective successors and assigns; provided, however, that the Grantors may
                                   --------  -------
not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent;

                  G. Counterparts. This Amendment may be executed in one or
                     ------------
more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument;

                  H. Headings. The headings, captions and arrangements used
                     --------
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment; and

                  I. NO ORAL AGREEMENTS. THIS AMENDMENT, AS WRITTEN,
                     ------------------
REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT AND THE GRANTORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT AND THE GRANTORS.

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                                     4

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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

                           "GRANTORS"

                           CENVEO, INC.,
                           a Colorado corporation


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           CENVEO CORPORATION,
                           a Delaware corporation


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           DISCOUNT LABELS, INC.,
                           an Indiana corporation


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           CENVEO WEST, INC.,
                           a Delaware corporation


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           CENVEO COMMERCIAL OHIO, LLC,
                           a Colorado limited liability company


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           CENVEO GOVERNMENT PRINTING, INC.,
                           a Colorado corporation


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------






                                     S-1
      Amendment No. 1 to Second Amended and Restated Security Agreement


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                           CENVEO RESALE OHIO, LLC,
                           a Colorado limited liability company


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           CENVEO SERVICES, LLC,
                           a Colorado limited liability company


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           CENVEO TEXAS FINANCE, L.P.,
                           a Texas limited partnership


                           By:    Mail-Well I Corporation,
                                  a Delaware corporation,
                                  its General Partner

                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           CENVEO INTERNATIONAL HOLDINGS, INC.,
                           a Colorado corporation


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------


                           MMTP HOLDINGS, INC.,
                           a Colorado corporation


                           By:    /s/ Sean S. Sullivan
                                  -----------------------------------
                           Name:  Sean S. Sullivan
                                  -----------------------------------
                           Title: CFO
                                  -----------------------------------



                                     S-2
      Amendment No. 1 to Second Amended and Restated Security Agreement


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                           "AGENT"

                           BANK OF AMERICA, N.A.,
                           as the Agent for the Lenders


                           By:    /s/ Robert Mostert
                                  -----------------------------------
                           Name:  Robert Mostert
                                  -----------------------------------
                           Title: Vice President
                                  -----------------------------------









                                     S-3
      Amendment No. 1 to Second Amended and Restated Security Agreement